UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 13, 2009

UNITED STATES OIL FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(510) 522-3336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.   Other Events.

Since inception, the futures contract for light, sweet crude oil traded on the New York Mercantile Exchange (the “Benchmark Oil Futures Contract”) of the United States Oil Fund, LP (“USOF”) has changed from the near month contract to expire to the next month contract to expire, starting on the date two weeks prior to the expiration of the near month contract.  The change in the Benchmark Oil Futures Contract occurred in its entirety from one day until the next day.

Effective for contract months commencing after March 2009, the Benchmark Oil Futures Contract will be changed from the near month contract to the next month contract over a four-day period.  Each month, the Benchmark Oil Futures Contract will change starting at the end of the day on the date two weeks prior to expiration of the near month contract for that month.  During the first three days of the period, the applicable value of the Benchmark Oil Futures Contract will be based on a combination of the near month contract and the next month contract as follows:  (1) day 1 will consist of 75% of the then near month contract’s total return for the day, plus 25% of the total return for the day of the next month contract,  (2) day 2 will consist of 50% of the then near month contract’s total return for the day, plus 50% of the total return for the day of the next month contract, and  (3) day 3 will consist of 25% of the then near month contract’s total return for the day, plus 75% of the total return for the day of the next month contract.  On day 4, the Benchmark Oil Futures Contract will be the next month contract to expire at that time and that contract will remain the Benchmark Oil Futures Contract until the beginning of following month’s change in the Benchmark Oil Futures Contract over a four-day period.

On each day during the four-day period, United States Commodity Funds LLC, the General Partner of USOF, anticipates it will “roll” USOF’s positions in oil investments by closing, or selling, a percentage of USOF’s positions in oil interests and reinvesting the proceeds from closing those positions in new oil interests that reflect the change in the Benchmark Oil Futures Contract.

The anticipated dates that the monthly four-day roll period will commence for 2009 will be posted on USOF’s website at www.unitedstatesoilfund.com, and are subject to change without notice.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
Date: February 13, 2009	By: By:	United States Commodity Funds LLC, its general partner /s/ Howard Mah
	Name: Title:	Howard Mah Chief Financial Officer